POWER OF ATTORNEY

     The undersigned hereby constitute and appoint Margaret
W. Chambers, Marie E. Connolly, Christopher J. Kelley, Kathleen K. Morrisey, Michael S. Petrucelli, Stephanie Pierce and Elba Vasquez, and each of them, with full power to act without the other, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her, and in his or her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to the Registration Statement of each Fund enumerated on Exhibit A hereto (including post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


     /s/ Francis P. Brennan                  June 15, 1998

     /s/ Ruth Marie Adams                    June 15, 1998

     /s/ Joseph S. DiMartino                 June 15, 1998

     /s/ James M. Fitzgibbons                June 15, 1998

     /s/ J. Tomlinson Fort                   June 15, 1998

     /s/ Arthur L. Goeschel                  June 15, 1998

     /s/ Kenneth Himmel                      June 15, 1998

     /s/ Arch S. Jeffery                     June 15, 1998

     /s/ Stephen J. Lockwood                 June 15, 1998

     /s/ John J. Sciullo                     June 15, 1998

     /s/ Roslyn Watson                       June 15, 1998

     /s/ Benaree Pratt Wiely                 June 15, 1998



                          EXHIBIT A



The Dreyfus/Laurel Funds, Inc.:
Dreyfus International Equity Allocation Fund
Dreyfus Bond Market Index Fund
Dreyfus Premier Midcap Stock Fund
Dreyfus Disciplined Intermediate Bond Fund
Dreyfus Disciplined Stock Fund
Dreyfus Institutional Government Money Market Fund
Dreyfus Institutional Prime Money Market Fund
Dreyfus Institutional U.S. Treasury Money Market Fund
Dreyfus Money Market Reserves
Dreyfus Municipal Reserves
Dreyfus BASIC S&P 500 Stock Index Fund
Dreyfus U.S. Treasury Reserves
Dreyfus Premier Balanced Fund
Dreyfus Premier Limited Term Income Fund
Dreyfus Premier Small Company Stock Fund
Dreyfus Premier Tax Managed Growth Fund
Dreyfus Premier Large Company Stock Fund
Dreyfus Premier Small Cap Value Fund

The Dreyfus/Laurel Funds Trust:
Dreyfus Premier Core Value Fund
Dreyfus Premier Managed Income Fund
Dreyfus Premier Limited Term High Income Fund

The Dreyfus/Laurel Tax-Free Municipal Funds:
Dreyfus BASIC California Municipal Money Market Fund
Dreyfus BASIC Massachusetts Municipal Money Market Fund
Dreyfus BASIC New York Municipal Money Market Fund
Dreyfus Premier Limited Term California Municipal Fund
Dreyfus Premier Limited Term Massachusetts Municipal Fund
Dreyfus Premier Limited Term Municipal Fund
Dreyfus Premier Limited Term New York Municipal Fund

Dreyfus High Yield Strategies Fund

                      POWER OF ATTORNEY

     The undersigned hereby constitutes and appoints Margaret W. Chambers, Christopher J. Kelley, Kathleen K. Morrisey, Michael S. Petrucelli, Stephanie Pierce and Elba Vasquez, and each of them, with full power to act without the other, her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her, and in her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to the Registration Statement of each Fund enumerated on Exhibit A hereto (including post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


     /s/ Marie E. Connolly                  July 6, 1998

                          EXHIBIT A



The Dreyfus/Laurel Funds, Inc.:
Dreyfus International Equity Allocation Fund
Dreyfus Bond Market Index Fund
Dreyfus Premier Midcap Stock Fund
Dreyfus Disciplined Intermediate Bond Fund
Dreyfus Disciplined Stock Fund
Dreyfus Institutional Government Money Market Fund
Dreyfus Institutional Prime Money Market Fund
Dreyfus Institutional U.S. Treasury Money Market Fund
Dreyfus Money Market Reserves
Dreyfus Municipal Reserves
Dreyfus BASIC S&P 500 Stock Index Fund
Dreyfus U.S. Treasury Reserves
Dreyfus Premier Balanced Fund
Dreyfus Premier Limited Term Income Fund
Dreyfus Premier Small Company Stock Fund
Dreyfus Premier Tax Managed Growth Fund
Dreyfus Premier Large Company Stock Fund
Dreyfus Premier Small Cap Value Fund

The Dreyfus/Laurel Funds Trust:
Dreyfus Premier Core Value Fund
Dreyfus Premier Managed Income Fund
Dreyfus Premier Limited Term High Income Fund

The Dreyfus/Laurel Tax-Free Municipal Funds:
Dreyfus BASIC California Municipal Money Market Fund
Dreyfus BASIC Massachusetts Municipal Money Market Fund
Dreyfus BASIC New York Municipal Money Market Fund
Dreyfus Premier Limited Term California Municipal Fund
Dreyfus Premier Limited Term Massachusetts Municipal Fund
Dreyfus Premier Limited Term Municipal Fund
Dreyfus Premier Limited Term New York Municipal Fund

Dreyfus High Yield Strategies Fund